Related party transactions (Tables)	3 Months Ended
Nov. 30, 2023
Related party transactions [abstract]
Schedule of related parties compensation

	Three months ended November 30,
Directors and key management personnel	2023	2022
Remuneration (1)	$436	$459
Share-based compensation expense	693	714
Total directors and key management personnel	$1,129	$1,173

(1)	Remuneration includes salaries and benefits for certain key management personnel and director fees. Certain members of the board of directors have employment or service contracts with the Company. Directors are entitled to director fees and share-based compensation for their services and officers are entitled to cash remuneration and share-based compensation for their employment services.